Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2006

Distribution Date Summary
		Initial	Begin	End	# days
Distribution Date				5/22/2006
Collection Period			4/1/2006	4/30/2006	30
Monthly Interest Period - Actual			4/20/2006	5/22/2006	32
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	195,723,858.85	184,750,529.33	—

Monthly Distribution Summary
	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	14,867,834.08	9,738,829.94	5,129,004.14	0.0339669
Class A-4 Notes	160,670,000.00	160,670,000.00	—	160,670,000.00	1.0000000
Class B Notes	18,329,000.00	3,689,840.53	1,234,499.58	2,455,340.95	0.1339594

Total Securities	723,999,000.00	179,227,674.61	10,973,329.52	168,254,345.09	0.2323958

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall

Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	22,549.55	—	22,549.55	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	6,457.22	—	6,457.22	—

Total Securities		354,363.52	—	354,363.52	—

Available Collections
Principal Payments Received					10,713,189.28
Interest Payments Received					966,614.85
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					50,222.74

Total Available Collections					11,730,026.87

Reserve Account Transfer Amount					—

Total Available Funds					11,730,026.87

Summary of Distributions
Payment of Servicing Fee:					163,103.22
Payment of Class A Interest Amount:					347,906.30
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					6,457.22
Regular Principal Distribution Amount:					10,973,329.52
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					239,230.62

Release of excess reserve					7,009.82

Total Funds Remitted (To the Holder(s) of the Certificates)					246,240.44

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2006

Calculation of Servicing Fee

Beginning Pool Balance		195,723,858.85
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		163,103.22
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		163,103.22

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		22,549.55
Class A-4 Note Interest Accrued		325,356.75
Total Class A Note Interest Accrued During Period		347,906.30
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		347,906.30

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		11,566,923.65
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		347,906.30

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		175,537,834.08
Less: Ending Pool Balance		184,750,529.33

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		11,219,017.36
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		6,457.22
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		6,457.22

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		11,219,017.36
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		6,457.22

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		179,227,674.61
Less:
Ending Pool Balance	184,750,529.33
Less: Target Overcollateralization Amount	(16,496,184.24)	168,254,345.09

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		10,973,329.52

Available Funds, before Reserve Account Draw		11,212,560.14
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		10,973,329.52

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2006

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	175,537,834.08
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	165,799,004.14

9,738,829.94

(ii) the excess of (x) the Ending Pool Balance over (y) the Target
Overcollateralization Amount	168,254,345.09

7,283,488.99
Class A Principal Distribution Amount	9,738,829.94

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,234,499.58

Class B Principal Distribution Amount	1,234,499.58

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	11,212,560.14

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	9,738,829.94
(a) Class A-4 Notes	—
(ii) To the Class B Notes	1,234,499.58
(iii) To the Certificateholder	239,230.62

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,658,808.90
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	18,951,525.19

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount
Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	—
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	0.00

Overcollateralization Amount	16,496,184.24

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	7,009.82
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,839,919.18

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,478,004.23
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	7,009.82
Deposit of Excess Available Funds	—
Release of excess reserve	7,009.82

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: April 30, 2006

POOL STATISTICS

		Initial	Current
Collateral Pool Balance Data:
Net Pool Balance		733,163,743.80	184,750,529.33
Number of Current Contracts		41,825	21,455
Weighted Average Loan Rate		6.4000%	6.3592%
Weighted Average Remaining Term (months)		56.6	26.8

Net Loss Activity:
		Units	Principal Balance
Principal Losses for Current Collection Period		36	260,140.24
Less: Recoveries from Prior Months Charge offs			50,222.74
Net Principal Losses for Current Collection Period			209,917.50
Monthly Net Loss Rate (Annualized)			1.2870%

Beginning Net Principal Losses		1,044	7,252,424.52
Net Principal Losses for Current Collection Period		36	209,917.50
Cumulative Net Principal Losses		1,080	7,462,342.02
Cumulative Net Principal Loss Rate			1.0178%

Receivables for which related Financed Vehicle has been repossessed and not liquidated		17	207,706.60

Delinquencies Aging Profile - End of Period:
	Percentage $	Units	Outstanding Principal Balance
Current	86.95%	19,079	160,639,242.65
1 - 29 Days Delinquent	10.73%	1,985	19,824,647.99
30 - 59 Days Delinquent	1.29%	227	2,374,528.06
60 - 89 Days Delinquent	0.50%	81	929,515.54
90 - 119 Days Delinquent	0.30%	47	553,289.86
120-149 Days Delinquent	0.12%	18	218,896.96
150-179 Days Delinquent	0.06%	8	107,311.29
180+ Days Delinquent	0.06%	10	103,096.98

Total		21,455	184,750,529.33

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of May, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA)
as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President